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                                                                    EXHIBIT 99.2

[LETTERHEAD OF CHATEAU COMMUNITIES]

May 5, 2003

Mr. Howard Walker
Chief Executive Officer
Manufactured Home Communities, Inc.
Two North Riverside Plaza, Suite 800
Chicago, IL  60606

Dear Mr. Walker:

We are in receipt of your letter dated May 1, 2003 in which you express a preliminary interest in pursuing a transaction with our company. We expect our Board of Directors will consider and respond to your letter.

Pending our Board's consideration of your letter, we do wish to note that your letter includes a requirement to provide your company, as part of the process you have outlined, with ongoing access to a wide range of our company's confidential and proprietary information. We presume you require this information in order to allow MHC to present a realistic and definitive proposal to our company. As you are aware from our prior discussions, our company is willing to provide confidential information to MHC for this purpose, subject to our joint execution of a confidentiality and standstill agreement in the form enclosed with this letter.

Accordingly, please sign the agreement and return it to me and I will arrange to have a copy countersigned by our company.

Very truly yours,

CHATEAU COMMUNITIES, INC.

/s/ Steven J. Sherwood
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Steven J. Sherwood
Chairman of the Board



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May 5, 2003

Manufactured Home Communities, Inc.
Two North Riverside Plaza, Suite 800
Chicago, Illinois  60606
Attention: Howard Walker

Gentlemen:

         Each of the company below which has authored this letter (the "Company") and Manufactured Home Communities, Inc. ("MHC") has requested information regarding the other and regarding the businesses, properties and subsidiaries of the other in connection with our mutual consideration of a business combination or other similar transaction (a "Transaction"). Each of the Company and MHC are sometimes referred to in this agreement as a "party" and together as the "parties".

         As a condition to the furnishing of the requested information, the Company and MHC agree that (i) all information furnished, whether prior to or after the date of this agreement, by either of us or by any of our respective Representatives (as hereinafter defined) in connection with your or our consideration of a Transaction (such information, together with all notes, memoranda, summaries, analyses, compilations and other writings relating thereto or based thereon prepared by either of us or our respective Representatives being referred to herein as the "Evaluation Material") will be kept strictly confidential, and (ii) the Evaluation Material will be used solely for the purpose of determining the desirability of a Transaction; provided, however, that Evaluation Material may be disclosed to any of our respective Representatives who need to know such information for the purpose of assisting in evaluating a Transaction (it being understood that the Representatives of each party shall be informed by that party of the confidential nature of such information and shall be directed by the party to treat such information confidentially and that each party shall be responsible for the failure of any of their Representatives to do so). The term "Evaluation Material" does not include information which (i) is already in the receiving party's possession, provided that such information is not known by the receiving party to be subject to another confidentiality agreement with or other obligation of secrecy to the providing party or another party, or (ii) becomes generally available to the public other than as a result of a disclosure by the receiving party or its Representatives, or (iii) becomes available to the receiving party on a non-confidential basis from a source other than the providing party or its Representatives, provided that such source is not known by the receiving party to be bound by a confidentiality agreement with or other obligation of secrecy to the providing party or another party. The "Representatives" of a person are that person's directors, officers, employees, legal and financial advisers, accountants and other agents and representatives. For purposes of this agreement, the term "person" shall be construed broadly and includes natural persons, corporations, ventures, partnership, trusts and all other entities.

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         If either the Company or MHC is requested in any judicial or administrative proceeding or by any governmental or regulatory authority to disclose any Evaluation Material, provided by or on behalf of the other party, such party will give such other party prompt notice of such request so that such other party may seek an appropriate protective order. Each party will cooperate fully with the other party in obtaining such an order. If in the absence of a protective order a party nonetheless is compelled to disclose Evaluation Material, such party may make such disclosure without liability hereunder, provided that such party gives the other party written notice of the information to be disclosed as far in advance of its disclosure as is practicable and, upon such other party's request and at its expense, use commercially reasonable efforts to obtain reasonable assurances that confidential treatment will be accorded to such information.

         As a further condition to the furnishing of the Evaluation Material, the Company and MHC each agree that neither it nor any of its affiliates or associates (as such terms are defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "1934 Act")) will, and each of the Company and MHC and their respective affiliates and associates will not, nor will any of them assist or encourage others (including by providing financing) to, directly or indirectly, for a period of two years from the date of this agreement, unless specifically requested in writing in advance by the board of directors of the other party: (i) acquire or agree, offer, seek or propose to acquire ownership (including but not limited to beneficial ownership (as defined in Rule 13d-3 under the 1934 Act)) of (x) any of the assets or businesses of the other party or any of its subsidiaries, (y) any securities issued by the other party or any of its subsidiaries or (z) any rights or options to acquire such ownership (including from a person other than such other party), (ii) seek or propose to influence or control the management or policies of the other party or solicit, or participate in the solicitation of, proxies or consents with respect to any securities of the other party or any of its subsidiaries or (iii) enter into any discussions, negotiations, arrangements or understandings with any person with respect to any of the foregoing or (iv) seek or request permission from any other person (including such other party's board of directors) to do any of the foregoing. The restrictions contained in this paragraph shall not be applicable to ordinary brokerage or trading transactions by a securities broker or dealer or purchases by an institutional investor solely for investment purposes aggregating less than 5% of the other party's outstanding voting securities or less than 10% of any class of the other party's outstanding non-voting securities.

         Without the prior written consent of the other party, neither the Company nor MHC will, and each of them will cause their respective Representatives not to, make any release to the press or other public disclosure, or make any statement to any employee (other than members of senior management), security holder, competitor, customer, client, tenant or supplier of either of them or of their respective subsidiaries and affiliates with respect to either the fact that discussions or negotiations are taking place concerning a possible Transaction or the existence or contents of this agreement, except for such public disclosure as may be necessary, in the opinion of outside counsel for the party proposing to make the disclosure, for that party not to be in violation of or default under any applicable law, regulation or governmental order. If either party proposes to make

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any disclosure based upon such an opinion, such party will deliver a copy of the text of the proposed disclosure, as far in advance of its disclosure as is practicable, and will in good faith consult with and consider the suggestions of the other party concerning the nature and scope of the information it proposes to disclose.

         You and we hereby acknowledge that you and we are aware, and that you and we will advise such directors, officers, employees and representatives who are informed as to the matters which are the subject of this letter, that the United States securities laws prohibit any person who has received from an issuer material, non-public information concerning the matters which are the subject of this letter from purchasing or selling securities of such issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

         At any time after termination of discussions by either party with respect to a Transaction, upon the request of either party, the other party will promptly (and in no event later than five business days after such request) redeliver or cause to be redelivered to the other party all copies of the Evaluation Material furnished to such party and its Representatives by the other party and its Representatives and destroy or cause to be destroyed all notes, memoranda, summaries, analyses, compilations and other writings relating thereto or based thereon prepared by such party or any of its Representatives. The term "writing" as used in this agreement shall be broadly construed, and shall include all data in computer format.

         Each of the Company and MHC intends to use its best efforts to provide all information reasonably requested by the other party and to ensure the accuracy and completeness of such information. Neither party, however, makes any representation or warranty, express or implied, as to the accuracy or completeness of any Evaluation Material provided or to be provided by it or on its behalf. Except as may be expressly provided in any definitive agreement with respect to a Transaction, neither party nor its Representatives will have any liability whatsoever to the other party or its Representatives resulting from use of any Evaluation Material.

         The Company and MHC each agree that money damages would not be a sufficient remedy for any breach of any provision of this agreement by the other party, and that in addition to all other remedies which any party may have, each party will be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach. No failure or delay by any party in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

         Notwithstanding anything to the contrary provided elsewhere herein, any party to this agreement and any of its respective Representatives may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Transaction and all materials of any kind (including tax opinions or other tax analyses)

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that are provided to it relating to such tax treatment and tax structure, provided, however, that such disclosure may not be made (i) until the earlier of
(x) the date of the public announcement of discussions relating to the Transaction, (y) the date of the public announcement of the Transaction and (z) the date of the execution of an agreement to enter into the Transaction, and
(ii) to the extent required to be kept confidential to comply with any applicable Federal or state securities laws.

         This agreement contains the sole and entire agreement between the parties with respect to the subject matter hereof. This agreement may be amended, modified or waived only by a separate written instrument duly executed by or on behalf of each party. It is expressly understood that this agreement is not intended to, and does not, constitute an agreement to consummate a Transaction or to enter into a definitive acquisition agreement, and neither the Company nor MHC will have any rights or obligations of any kind whatsoever with respect to such a Transaction by virtue of this agreement or any other written or oral expression by the respective Representatives of each party unless and until a definitive acquisition agreement between the parties is executed and delivered, other than for the matters specifically agreed to herein.

         This agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflicts of laws principles thereof. Each party consents to the jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York as well as the jurisdiction of any court from which an appeal may be taken from such courts, for the purpose of any litigation, proceeding or other action arising out of such party's obligations under or with respect to this agreement, and expressly waives any and all objections such party may have to venue in such courts.


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If the foregoing correctly sets forth our agreement with respect to the matters set forth herein, please so indicate by signing two copies of this agreement and returning one of such signed copies to the undersigned, whereupon this agreement will constitute our binding agreement with respect to the matters set forth herein.

                                            Very truly yours,

                                            CHATEAU COMMUNITIES, INC.


                                            By:
                                                -----------------------------
                                                 Name:
                                                 Title:


Accepted and agreed to as of the date first set forth above:

MANUFACTURED HOME COMMUNITIES, INC.

By:
     --------------------------
Name:
Title: